UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported): August 4, 2023 (August 1, 2023)

Booz Allen Hamilton Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

8283 Greensboro Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 4, 2023, Booz Allen Hamilton Inc., a Delaware corporation (the “Company”) and a wholly-owned subsidiary of Booz Allen Hamilton Holding Corporation, a Delaware corporation (the “Parent Guarantor”), issued $650,000,000 aggregate principal amount of its 5.950% Senior Notes due 2033 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of August 4, 2023 (the “Base Indenture”), among the Company, the Parent Guarantor and U.S. Bank Trust Company, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of August 4, 2023, (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture contains certain covenants, events of default and other customary provisions.  The Notes are fully and unconditionally guaranteed on an unsecured and unsubordinated basis (the “Guarantee”) by the Parent Guarantor, pursuant to the Indenture.

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File Nos. 333-273531 and 333-273531-01), which became effective upon filing with the Securities and Exchange Commission on July 31, 2023. The closing of the sale of the Notes occurred on August 4, 2023.

The foregoing descriptions of the Notes, the Base Indenture and the Supplemental Indenture are summaries only and are qualified in their entirety by reference to the full text of such documents.  The Base Indenture and the Supplemental Indenture (including the form of the Notes) are filed as Exhibits 4.1 and 4.2, hereto, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, the Company entered into an Underwriting Agreement, dated August 1, 2023 (the “Underwriting Agreement”), with the Parent Guarantor and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule A thereto. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the related Guarantee, is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K (except Exhibit 104) are hereby incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 1, 2023, among Booz Allen Hamilton Inc., Booz Allen Hamilton Holding Corporation, and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule A thereto.
4.1	Indenture dated as of August 4, 2023, among Booz Allen Hamilton Inc., Booz Allen Hamilton Holding Corporation, as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee.
4.2	Supplemental Indenture (including the form of 5.950% Senior Notes due 2033), dated as of August 4, 2023, among Booz Allen Hamilton Inc., Booz Allen Hamilton Holding Corporation, as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of Note (included as Exhibit A to Exhibit 4.2).
5.1	Opinion of Debevoise & Plimpton LLP.
23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).
104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Matthew A. Calderone
Name:	Matthew A. Calderone
Title:	Executive Vice President and Chief Financial Officer

Date: August 4, 2023